                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): June 17, 2002



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 1999-B
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     The Servicer's Certificate for the month of May 2002 was distributed to Noteholders on June 17, 2002.




Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate for the month of
                                     May 2002.




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier

                                 ----------------------------
                                 Title: Assistant Vice President



Date: June 13, 2002

                         Distribution Date Statement to Certificateholders

 Series Number:          ASSOC 1999-B
 Issuer:                 Arcadia Automobile Receivables Trust

 Accounting Date:        31-May-02
 Distribution Date:      17-Jun-02
 Distribution #:         36
 W.A.C.                  16.7805%

 W.A.M.                  32.3000


 Trustee:                Wells Fargo
                         Jason Post  (612) 667-4842

 Bond Administrator:     CitiMortgage, Inc.
                         Dan Radev (636) 256-6411





------------------------------------------------------------------------------------------------------------
                                       Current       Next
 Class      Coupon Type                Coupon        Coupon        Original Par       CUSIP #

------------------------------------------------------------------------------------------------------------

         A1                       Fixed      5.09900%     5.09900%     $71,500,000.00       039006BR1
         A2                       Fixed      5.71500%     5.71500%    $211,100,000.00       039006BS9
         A3                       Fixed      6.30000%     6.30000%    $126,525,000.00       039006BT7
         A4                       Fixed      6.51000%     6.51000%    $151,650,000.00       039006BU4
         A5                       Fixed      6.66000%     6.66000%     $89,225,000.00       039006BV2
                                                                     -----------------
                                       Class A Total                  $650,000,000.00


                                                                     -----------------
                                                                      $650,000,000.00



                           Distribution Date Statement to Certificate Holders

Series Number:       ASSOC 1999-B
Distribution Date:   6/17/2002

----------------------------------------------------------------------------------------------------------------------
                                                                                                        Cum Unpaid
               Interest         Interest     Interest       Principal                   Interest Paid   Interest
     CLASS     Accrued         Shortfall    Recoveries      Recoveries   Interest Paid Per Certificate  Shortfall
----------------------------------------------------------------------------------------------------------------------

        A1         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A2         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A3         $0.00         $0.00          $0.00          $0.00             $0.00     0.00000000            $0.00
        A4   $642,258.19         $0.00          $0.00          $0.00       $642,258.19     4.23513478            $0.00
        A5   $495,198.75         $0.00          $0.00          $0.00       $495,198.75     5.55000000            $0.00
            ----------------------------------------------------------------------------------------------------------
A Total    $1,137,456.94         $0.00          $0.00          $0.00     $1,137,456.94                           $0.00


            ==========================================================================================================
 Total     $1,137,456.94         $0.00          $0.00          $0.00     $1,137,456.94                           $0.00



                             Distribution Date Statement to Certificateholders


Series_Number:          ASSOC 1999-B
Distribution Date:      6/17/2002


    -------------------------------------------------------------------------------------------------------------------
                                         Certificate                             Principal      Cumulative
                     Principal           Reductions         Principal            Paid           Principal
 CLASS               Due                 not part of        Paid                 Per            Loss
                                         distributions                           Certificate
    -------------------------------------------------------------------------------------------------------------------

                  A1               $0.00                $0.00              $0.00      0.00000000            0.00
                  A2               $0.00                $0.00              $0.00      0.00000000            0.00
                  A3               $0.00                $0.00              $0.00      0.00000000            0.00
                  A4       $9,331,834.65                $0.00      $9,331,834.65     61.53534224            0.00
                  A5               $0.00                $0.00              $0.00      0.00000000            0.00
                         ---------------------------------------------------------------------------------------
             A Total       $9,331,834.65                $0.00      $9,331,834.65                            0.00

                         ========================================================================================
          Total            $9,331,834.65                $0.00      $9,331,834.65                            0.00

                               Distribution Date Statement to Certificateholders

Series Number:           ASSOC 1999-B
Distribution Date:       6/17/2002




           ----------------------------------------------------------------------------------------------------------
                    Previous           Ending        Beginning         Ending           Ending      Final Scheduled
                    Period's           Period's     Balance Per        Balance Per      Balance     Distribution Date
CLASS               Balance            Balance       Certificate       Certificate     Pool Factor
          -----------------------------------------------------------------------------------------------------------

         A1              $0.00              $0.00       0.00000000         0.00000000      0.00000000      6/15/2000
         A2              $0.00              $0.00       0.00000000         0.00000000      0.00000000      7/15/2002
         A3              $0.00              $0.00       0.00000000         0.00000000      0.00000000      7/15/2003
         A4    $118,388,605.85    $109,056,771.20     780.67000231       719.13466007      0.71913466      9/15/2004
         A5     $89,225,000.00     $89,225,000.00    1,000.0000000     1,000.00000000      1.00000000      3/15/2007
              ------------------------------------
     A Total   $207,613,605.85    $198,281,771.20


              ====================================
      Total    $207,613,605.85    $198,281,771.20





                              Distribution Date Statement to Certificateholders


Series Number:            ASSOC  1999-B
Distribution Date:        6/17/2002


      Delinquency Status

    --------------------

                   30+ days       60+ days      90+ days

               ---------------------------------------------

    Amount       7,655,198.28   2,496,233.95       3,108,741.08

   Stated Collateral Information

   -------------------------------

               Service Fees       Beginning Balance       Ending Balance
           --------------------------------------------------------------

                $216,264.17        $207,613,605.40       $198,281,770.75

   Advances

   ----------

        Beginning Advances                                    353,909.96

        Current Month's Advances                              171,248.09
        Advance Recovery                                     -182,518.49

        Ending Advances                                       342,639.56

   Spread Account Information

   ---------------------------

        Beginning Balance                                  18,685,224.53

        Deposit to Spread Account                                   0.00
        Spread Account Additional Deposit                           0.00

        Net Withdraw from the Spread Account                 -765,207.14
        Disbursements of Excess                               -95,674.44

        Interest earnings on Spread Account                    21,016.47
        Ending Balance                                     17,845,359.41


   Collection Account Summary

  ------------------------------

        Total Interest Received                             2,750,751.64

        Total Principal Received                            6,864,831.84
        Total Payment Received                              9,615,583.48

        Net Liquidation Proceeds                              724,386.47
        Spread Account Withdraw                               348,051.97

        Collection Account Income                               8,804.24

        Total Available Funds                              10,685,555.76
        Net Payment to Trustee                             10,685,555.76



                      Current                   Current       3-Month      Trigger    EOD     Trigger            EOD      Capture
                      Month $     Cumulative    Month %       Average %       %         %     Broken    Cured    Broken   Event

                  ---------------------------------------------------------------------------------------------------------------


Delinquencies     13,260,173.3        N/A           6.6875%     6.6693%      8.26%      9.01%    No     N/A         No      No
Losses            1,742,616.34    56,450,748.56     8.9239%     8.6790%      8.96%     11.32%    No     No          No      No

Defaults          2,467,002.81   101,076,391.19   16.0285 %    15.6911%     17.92%     22.63%    No     No          No      No